Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions

20. RELATED PARTY TRANSACTIONS

Hydro One is owned by the Province. The OEFC, IESO, Ontario Power Authority (OPA), Ontario Power Generation Inc. (OPG) and the OEB are related parties to Hydro One because they are controlled or significantly influenced by the Province.

Hydro One receives revenues for transmission services from the IESO, based on OEB-approved uniform transmission rates. Transmission revenues include $1,509 million (2012 – $1,474 million) related to these services. Hydro One receives amounts for rural rate protection from the IESO. Distribution revenues include $127 million (2012 – $127 million) related to this program. Hydro One also receives revenues related to the supply of electricity to remote northern communities from the IESO. Distribution revenues include $33 million (2012 – $28 million) related to these services.

In 2013, Hydro One purchased power in the amount of $2,477 million (2012 – $2,392 million) from the IESO-administered electricity market; $15 million (2012 – $10 million) from OPG; and $8 million (2012 – $7 million) from power contracts administered by the OEFC.

Under the Ontario Energy Board Act, 1998, the OEB is required to recover all of its annual operating costs from gas and electricity distributors and transmitters. In 2013, Hydro One incurred $12 million (2012 – $11 million) in OEB fees.

Hydro One has service level agreements with OPG. These services include field, engineering, logistics and telecommunications services. In 2013, revenues related to the provision of construction and equipment maintenance services with respect to these service level agreements were $9 million (2012 – $10 million), primarily for the Transmission Business. Operation, maintenance and administration costs related to the purchase of services with respect to these service level agreements were $1 million in 2013 (2012 – $2 million).

The OPA funds substantially all of the Company’s conservation and demand management programs. The funding includes program costs, incentives, and management fees. In 2013, Hydro One received $34 million (2012 – $39 million) from the OPA related to these programs.

Hydro One pays a $5 million annual fee to the OEFC for indemnification against adverse claims in excess of $10 million paid by the OEFC with respect to certain of Ontario Hydro’s businesses transferred to Hydro One on April 1, 1999.

PILs and payments in lieu of property taxes are paid to the OEFC, and dividends are paid to the Province.

Sales to and purchases from related parties occur at normal market prices or at a proxy for fair value based on the requirements of the OEB’s Affiliate Relationships Code. Outstanding balances at period end are interest free and settled in cash.

At December 31, 2013, the Company held $250 million in Province of Ontario Floating-Rate Notes with a fair value of $251 million (2012 – $251 million).

The amounts due to and from related parties as a result of the transactions referred to above are as follows:

December 31 (millions of Canadian dollars)	2013	2012
Due from related parties	197	154
Due to related parties[1]	(230)	(261)
Investment	251	251

[1]	Included in due to related parties at December 31, 2013 are amounts owing to the IESO in respect of power purchases of $217 million (2012 – $199 million).